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                                                                     EXHIBIT 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                    DELAWARE

   NUMBER                                                       SHARES
                               TMSF HOLDINGS, INC.
  ________                                                    ___________

                                                           CUSIP NO. 88874S 0 6

         AUTHORIZED COMMON STOCK: 100,000,000 SHARES - PAR VALUE: $.001

THIS CERTIFIES THAT __________________________________________________

                                    SPECIMEN

IS THE RECORD HOLDER OF _______________________________________________

                   Shares of TMSF HOLDINGS, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

/s/ RAYMOND ESHAGHIAN                        /s/ RAYMOND ESHAGHIAN
---------------------------                  --------------------------
Secretary                                    President

INTERWEST TRANSFER CO. INC.
P.O. BOX 17136
SALT LAKE CITY, UTAH 84117

Countersigned and Registered _______________________________________
                               COUNTERSIGNED
                               Transfer Agent - Authorized Signature

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                                                       -------------------------
                                                       Account Number

                                                       -------------------------

                              IRREVOCABLE STOCK OR
                              BOND POWER
________________________________________________________________________________

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to

________________________________________________________________________________

________________________________________________________________________________

FOR STOCK
_______________ share(s) of the ____________ stock TMSF Holdings, Inc. represented by Certificate(s) No(s). _____________ inclusive, standing in the name of the undersigned on the books of said Company.

FOR BONDS
____________________ bonds of ______________ in the principal amount of
$___________________ No(s). ____________inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint _____________________ attorney to transfer the said stock or bond(s), as the case may be on the books of said Company, with full power of substitution in the premises.

For Internal Use Only--Please Use Pencil
--------------------------------------------------------------
[ ] Sold                            [ ] Legal Department
[ ] SEC                             [ ] Reorg. Department
[ ] KB to KG                        [ ] Other (Please Specify)
[ ] Mutual Fund Exchange            __________________________
[ ] Re-Registration

                                      X_________________________________________

                                      X_________________________________________

                                                Signature(s) Guaranteed

                                   by ________________________________________
__________________                    Authorized Signature
Date